UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2025

Bloom HoldCo LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56556	82-4706208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PMBS 1387, 1000 Brickell Avenue, Suite 715 Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(850) 660-7301

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02 Termination of a Material Definitive Agreement.

On August 14, 2025, Bloom HoldCo LLC (the “Company”) published on its website, available at https://bloom.co/, a notice and a summary of changes to its Terms and Conditions Relating to Token Sale, dated as of December 20, 2023 (the “Terms & Conditions” and, as amended, the “Amended Terms & Conditions”). The Amended Terms & Conditions provide that (i) the Company may, at its sole discretion, terminate the Terms & Conditions in their entirety by providing written notice to token holders or by publishing such notice on the Company’s website or other public forum, and (ii) upon such termination, (a) the Terms & Conditions shall be deemed fully and finally terminated, and all rights, obligations, responsibilities, and liabilities of the Company and the Contributors (as defined in the Terms & Conditions) under the Terms & Conditions shall immediately cease and be of no further force or effect; (b) all provisions of the Terms & Conditions, including those that would otherwise survive termination by operation of law or contract, are thereby expressly terminated, to the fullest extent permitted under applicable law; and (c) the Company shall have no continuing obligation to support, maintain, operate, or enable access to any platform, token, or related services, and token holders shall have no continuing rights, claims, or remedies arising from or in connection with the Terms & Conditions, the Bloom Project, or the BLT tokens. This would not apply to any rights or claims of token holders arising prior to the date hereof.

Concurrently with publishing the Amended Terms & Conditions on its website, the Company provided a Notice of Termination of Contractual Obligations (the “Notice of Termination”) in accordance with the Amended Terms & Conditions that was immediately effective.

The foregoing summary of the Amended Terms & Conditions and the Notice of Termination contained therein is qualified in its entirety by reference to the full text of the Amended Terms & Conditions, a copy of which is attached hereto as Exhibit 4.1 and incorporated herein by reference.

Item 8.01 Other Events.

In connection with the Amended Terms & Conditions and the Notice of Termination, the Board of Managers of the Company is considering a potential dissolution, liquidation, and wind-up of its business and affairs.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
4.1	Bloom Protocol, LLC, Amendment to Terms & Conditions Relating to Token Sale (dated as of December 20, 2023), effective as of August 14, 2025, and Notice of Termination of Contractual Obligations.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Bloom HoldCo LLC

	By:	/s/ Ryan D. Faber
		Name:	Ryan D. Faber
		Title:	Chief Executive Officer

Dated: August 14, 2025

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